SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 6, 1998


                       INLAND STEEL INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)



          Delaware                      1-9117                  36-3425828
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                  File Number)         Identification No.)



       30 West Monroe Street
          Chicago, Illinois                                    60603
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including are code: (312) 346-0300


                               Not Applicable
        (Former name or former address, if changed since last report)





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Item 5.           Other Events.

         The Press Release dated August 6, 1998 attached hereto as
Exhibit 99.1 is incorporated herein by reference in answer to this Item 5.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 7, 1998                        INLAND STEEL INDUSTRIES, INC.


                                             By: /s/   Jay M. Gratz
                                                Jay M. Gratz
                                                Vice President and
                                                Chief Financial Officer


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                               EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

99.1                       Press Release dated August 6, 1998










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